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                                                                    Exhibit 23.1

                       CONSENT OF DELOITTE & TOUCHE LLP,
                            INDEPENDENT ACCOUNTANTS

   We consent to the incorporation by reference in Registration Statement No. 333-54106 of ValiCert, Inc. on Form S-8 of our report dated January 25, 2001, appearing in this Annual Report on Form 10-K of ValiCert, Inc. for the year ended December 31, 2000.

/s/ DELOITTE & TOUCHE LLP

San Jose, California
April 2, 2001